UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 25, 2014

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 29, 2014, U.S. Silica Holdings, Inc. (“U.S. Silica”) issued a press release providing information regarding earnings for the quarter ended June 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2014, the Board of Directors of U.S. Silica Holdings, Inc. (“U.S. Silica”), based on the recommendation of the Compensation Committee of the Board of Directors, approved amendments to the existing equity award agreements of Bryan Shinn, U.S. Silica’s Chief Executive Officer. Mr. Shinn’s restricted stock award agreement dated November 6, 2012 was amended to provide for pro rata vesting of the award in the event of his termination without cause and for full vesting in the event of his termination without cause following a change in control, which are the same vesting terms contained in the equity awards granted to Mr. Shinn in 2013 and 2014. In addition, each of Mr. Shinn’s equity award agreements was amended to provide that a voluntary termination for Good Reason be treated the same as a termination without cause. Good Reason is defined in Mr. Shinn’s employment agreement dated March 22, 2012, which was filed as Exhibit 10.1 to U.S. Silica’s Current Report on Form 8-K dated March 22, 2012. Copies of the amended equity award agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

10.1	Amendment No. 1 dated July 25, 2014 to Restricted Stock Agreement dated November 6, 2012

10.2	Omnibus Amendment dated July 25, 2014 to Award Agreements

99.1	U.S. Silica Holdings, Inc. press release dated July 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2014

U.S. SILICA HOLDINGS, INC.

/s/ Donald A. Merril
Donald A. Merril
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 1 dated July 25, 2014 to Restricted Stock Agreement dated November 6, 2012

10.2	Omnibus Amendment dated July 25, 2014 to Award Agreements

99.1	U.S. Silica Holdings, Inc. press release dated July 29, 2014